UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360‑397‑6250

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 5, 2021, Northwest Pipe Company (the “Company”) and EBSR, LLC, a Texas limited liability company (“Seller”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, Seller, the equity holders of Seller, and Park Environmental Equipment, LLC, a Texas limited liability company (“ParkUSA”) pursuant to which the Company agreed to purchase from Seller all of the issued and outstanding membership interests of ParkUSA (the “Acquisition”). ParkUSA is a precast concrete and steel fabrication-based company that develops, manufactures, and distributes water, wastewater, and environmental solutions products. The Purchase Agreement includes customary representations, warranties, covenants, and agreements by the parties, including mutual indemnification obligations. The Acquisition was completed on October 5, 2021. The purchase price was approximately $87.4 million, net of cash acquired, and is subject to a post-closing adjustment based on changes in net working capital.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

On October 5, 2021, the Company issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01.	REGULATION FD DISCLOSURE

The Company will discuss the Acquisition and certain preliminary 2021 financial metrics in a conference call to be held on Wednesday, October 6, 2021 at 8:00 a.m. Pacific time. The presentation made available in connection with the conference call is attached hereto as Exhibit 99.2. To listen to the live call, visit the Northwest Pipe Company website, www.nwpipe.com, under Investor Relations. For those unable to listen to the live call, the replay will be available approximately one hour after the event on the Investor Relations page.

The information contained in Item 7.01 of this Current Report on Form 8‑K, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.2.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8‑K, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company’s business, management’s beliefs, and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include the important factors discussed in Part I — Item 1A. “Risk Factors” of the Company’s most recent Annual Report on Form 10‑K and from time to time in the Company’s other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8‑K. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

The audited consolidated financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8‑K will be filed by amendment to this Current Report on Form 8‑K no later than 71 days after the date on which this Current Report on Form 8‑K is required to be filed.

(b)	Pro forma financial information

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8‑K will be filed by amendment to this Current Report on Form 8‑K no later than 71 days after the date on which this Current Report on Form 8‑K is required to be filed.

(d)	Exhibits

2.1 Membership Interest Purchase Agreement dated as of October 5, 2021 by and among Northwest Pipe Company, EBSR, LLC, the equity holders of EBSR, LLC, and Park Environmental Equipment, LLC *

99.1 Press Release issued by Northwest Pipe Company dated October 5, 2021

99.2 Presentation made available for reference in connection with the conference call to be held at 8:00 a.m. Pacific time on October 6, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments to the Purchase Agreement have been omitted pursuant to Instruction 4 to Item 1.01 of the Form 8‑K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 5, 2021.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins
Senior Vice President, Chief Financial Officer and Corporate Secretary